SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 1999

                              LAS VEGAS SANDS, INC.
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             (Exact name of registrant as specified in its charter)

   Nevada                          333-42147                     04-3010100
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(State or other                   (Commission                  (IRS Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)

3355 Las Vegas Boulevard
Las Vegas, Nevada                                                   89109
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:        (702) 414-1000
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                                 Not applicable
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         (Former name or former address if changed since last report)

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Item 5.  Other Events.

         On July 30, 1999, Las Vegas Sands, Inc. (the "Company") issued a press release attached as Exhibit 99 hereto that announced that the Company's subsidiary, Venetian Casino Resort, LLC ("VCR") had commenced a lawsuit against Lehrer McGovern Bovis, Inc. ("LMB"), the construction manager for the Venetian Casino Resort, and its parent corporation, Bovis, Inc. ("Bovis"). The lawsuit relates to a breach of contract by LMB of its obligations under the construction management agreement for the Venetian Casino Resort and a breach of contract by Bovis of its obligations under a guaranty of the construction management agreement.

Item 7.  Exhibits.

         (c)      Exhibits.

                  99 Press Release, dated July 30, 1999, announcing that VCR had commenced a lawsuit against LMB and Bovis.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            LAS VEGAS SANDS, INC.


                                            By: /s/ David Friedman
                                                ------------------
                                                Name:  David Friedman
                                                Title: Secretary and Assistant
                                                       to the Chairman of the
                                                       Board

Dated: August 2, 1999

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

                                  EXHIBIT INDEX

Exhibit
Number                   Exhibit
------                   -------
99                       Press Release, dated July 30, 1999, announcing that VCR
                         had commenced a lawsuit against LMB and Bovis.

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